Exhibit 99.1

      Certification of Chief Executive Officer and Chief Financial Officer
                       pursuant to 18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      --------------------------------------------------------------------

In connection with the Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-Q of Immtech International, Inc. (the "Company") for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, T. Stephen Thompson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                       /s/ T. Stephen Thompson
                       ------------------------------------------
                       Name:  T. Stephen Thompson
                       Title: President & Chief Executive Officer
                       Date:  August 14, 2002

In connection with the Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-Q of the Company for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, Gary C. Parks, Treasurer, Secretary and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                       /s/  Gary C. Parks
                       ------------------------------------------
                       Name:  Gary C. Parks
                       Title: Treasurer, Secretary and Chief
                              Financial Officer (Principal
                              Financial and Accounting Officer)
                       Date:  August 14, 2002